                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 26, 2006

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                               CEPTOR CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     333-105793               11-2897392
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(State or Other Jurisdiction           (Commission             (IRS Employer
    of Incorporation)                  File Number)          Identification No.)

200 International Circle, Suite 5100, Hunt Valley, Maryland             21030
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        (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (410) 527-9998
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement  communications  pursuant  to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On May 26, 2006, we entered into a placement  agency  agreement  (the  Placement
Agency  Agreement")  with  Brookshire  Securities  Corporation  (the  "Placement
Agent")  for a private  offering  of our  one-year  6%  convertible  notes in an aggregate  principal  amount  of up to  $6,000,000,  but in no event  less  than
$1,500,000 (the "Notes").

We are  offering  the  Notes  on a "best  efforts"  basis  only  to  "accredited investors," as defined in Rule 501 (a) of Regulation D under Section 4(2) of the
Securities  Act of 1933, as amended (the  "Securities  Act").  We will offer the
Notes until June 30, 2006, unless we extend the offering period.

The principal of, and accrued  interest on, the Notes is convertible into shares of our common stock,  par value $0.0001 (the "Common  Stock"),  at the option of the  holders of the Notes,  at an initial  conversion  price per share of $0.15, subject to  adjustment  for  certain  issuances  or events  that will  result in dilution  (the  "Fixed  Conversion  Price").  If the Notes  have not been  fully converted or repurchased by us for 200% of their  principal  amount by September
30, 2006, then  commencing on October 1, 2006, the conversion  price will be the lesser of the Fixed  Conversion  Price and the Floating  Conversion  Price.  The
"Floating  Conversion  Price" is defined as 90% of the lowest closing price (or, if no closing price is  available,  the average of closing bid and asked prices)
for the 20 trading days  immediately  preceding  the date on which the notice of conversion  is  sent  to us.  The  following  summary  of the  Placement  Agency
Agreement is qualified in its entirety by the full text of that agreement  which has been filed as Exhibit 1.1 to this Current Report.

Placement Agent Compensation

We will pay a cash fee equal to 10% of the gross  proceeds  from the sale of the
Notes for purchasers  obtained  through the assistance of the Placement Agent, a
portion  of  which  may  be  reallocated  to  other  registered   broker-dealers
participating in the offering,  and reimburse the Placement Agent for $15,000 of its  legal  expenses.  We  also  will  issue  to  the  Placement  Agent,  or its designee(s),  at each  closing,  a five-year  warrant to purchase such number of shares of Common  Stock at an exercise  price of $0.15 per share equal to 10% of such  number of shares of Common  Stock into which the Notes  sold  through  the
Placement Agent at such closing are convertible.  In addition, we have agreed to reduce to $0.30 the per share exercise  price of warrants to purchase  shares of our Common Stock issued to the Placement  Agent  previously,  as placement agent for our Preferred  Stock. We also have agreed to indemnify the Placement  Agent, its selected dealers, agents and their respective officers, directors, employees and controlling persons against  liabilities  incurred under the Securities Act, as well as claims made against those persons for finder's or broker's  fees, and to reimburse those persons for expenses (including  reasonable  attorneys' fees)
incurred in investigating and defending against claims asserted against them, in
connection   with  the  offer  and  sale  of  the   Notes,   except  in  certain
circumstances, and to the extent indemnification is not available, to contribute to payments made by those persons.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

Exhibit No.           Description
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  1.1                 Placement Agency Agreement
  4.1                 Form of Subscription Agreement
  4.2                 Form of 6% Convertible Note
  4.3                 Form of Common Stock Purchase Warrant

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                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CEPTOR CORPORATION
Date:    June 1, 2006
                                        By: /s/ William H. Pursley
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                                            William H. Pursley
                                            Chairman and Chief Executive Officer

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